UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 27, 2018

(Date of earliest event reported)

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-09225

Minnesota	41-0268370
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously reported, on October 20, 2017, H.B. Fuller Company (“H.B. Fuller” or the “Company”) completed the acquisition (the “Royal Adhesives Acquisition”) of Royal Adhesives & Sealants LLC (“Royal Adhesives”).  During the first quarter ended March 3, 2018, H.B. Fuller implemented certain changes to its organizational structure related to the integration of the operations of Royal Adhesives with the Company’s other businesses. This integration resulted in the elimination of one of the Company’s operating segments for financial reporting purposes. In the Company’s Annual Report on Form 10-K for the fiscal year ended December 2, 2017, the Company's business was reported in the following six operating segments: Americas Adhesives; Europe, India, Middle East and Africa (EIMEA); Asia Pacific; Construction Products; Engineering Adhesives; and Royal Adhesives. As of the beginning of the quarter ended March 3, 2018, the Company modified its operating segment structure by including portions of the business of Royal Adhesives into each of H.B. Fuller’s previous operating segments.  As a result, H.B. Fuller currently has the following five operating segments: Americas Adhesives; EIMEA; Asia Pacific; Construction Products; and Engineering Adhesives.

The Company is filing this Current Report on Form 8-K to provide pro forma historical segment information in accordance with the Company’s new operating segment structure. Exhibit 99.1 hereto provides financial information for the first quarter ended March 4, 2017, the second quarter ended June 3, 2017, the third quarter ended September 2, 2017 and the fourth quarter ended December 2, 2017 for the Company by segment on a pro forma consolidated basis as if Royal Adhesives had been acquired at the beginning of the year ended December 2, 2017.  The changes in the segment structure reflect the manner in which the Royal Adhesives businesses have been integrated into the Company’s historical operating segments. The Company’s new segment structure has no impact on the Company’s consolidated statements of income, consolidated statements of comprehensive income (loss), consolidated balance sheets, consolidated statements of total equity and consolidated statements of cash flows previously reported on the basis of generally accepted accounting principles (“GAAP”).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1

H.B. Fuller Pro Forma Segment Results (including the operations of Royal Adhesives as if the Royal Adhesives Acquisition had been completed at the beginning of the Company’s fiscal year ended December 2, 2017)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

By:	/s/ John J. Corkrean
John J. Corkrean Executive Vice President and Chief Financial Officer

Date: March 27, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1

H.B. Fuller Pro Forma Segment Results (including the operations of Royal Adhesives as if the Royal Adhesives Acquisition had been completed at the beginning of the Company’s fiscal year ended December 2, 2017)

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